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                                                           Exhibit 99.1 (b) 1
                                                                         GAAP
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NDCHealth Corporation and Subsidiaries

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(In thousands, except per share data)
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                                                                                        Three Months Ended
                                                                                ---------------------------------
                                                                                      March 1,       February 28,
                                                                                       2002              2001
                                                                                ---------------------------------
Revenues:
     Information management                                                            $ 39,050          $ 35,342
     Network services and systems                                                        58,057            52,890
                                                                                ---------------------------------
                                                                                         97,107            88,232
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Operating expenses:
     Cost of service                                                                     47,119            45,718
     Sales, general and administrative                                                   22,974            18,653
     Depreciation and amortization                                                        5,948             8,686
                                                                                ---------------------------------
                                                                                         76,041            73,057
                                                                                ---------------------------------

Operating income                                                                         21,066            15,175
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Other income (expense):
     Interest and other income                                                              445               101
     Interest and other expense                                                          (2,511)           (2,054)
     Minority interest in losses                                                            607               841
                                                                                ---------------------------------
                                                                                         (1,459)           (1,112)
                                                                                ---------------------------------

Income before income taxes and equity in losses of affiliated companies:
     Information management                                                               6,830             5,072
     Network services and systems                                                        12,777             8,991
                                                                                ---------------------------------
                                                                                         19,607            14,063
                                                                                ---------------------------------

Provision for income taxes                                                                7,058             5,414
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Income before equity in losses of affiliated companies                                   12,549             8,649
Equity in losses of affiliated companies                                                   (340)                -
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     Net income                                                                        $ 12,209          $  8,649
                                                                                ---------------------------------


Basic earnings per share:                                                              $   0.36          $   0.26
                                                                                ---------------------------------
                              Shares                                                     34,135            32,992

Diluted earnings per share:                                                            $   0.34          $   0.25
                                                                                ---------------------------------
                              Shares                                                     39,721            34,348

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